Prepaid expenses and other current assets	6 Months Ended
Jun. 30, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses and other current assets

9. Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following:

	At June 30,	At December 31,
	2025	2024
	(Unaudited)
Value Added Tax (VAT)	€1,534,555	€698,735
Research and development tax credit	910,000	749,676
Advances payments to suppliers	35,799	35,991
Other current assets	209,793	210,830
Other prepaids	636,532	117,994
Total	€3,326,679	€1,813,226

Value added tax (“VAT”) receivable is linked to purchases. Italian VAT (Imposta sul Valore Aggiunto) applies to the supply of goods and services carried out in Italy by entrepreneurs, professionals, or artists, and on imports carried out by anyone. Intra-Community acquisitions are also subject to VAT under certain situations. The Italian standard VAT rate for 2025 and 2024 was 22%. Reduced rates are provided for specifically listed supplies of goods and services. The VAT receivable is carried forward indefinitely and does not expire.

The Company reclassified to other non-current assets a portion of the receivable, which is expected to be realized beyond 12 months.

The VAT balance is composed of two parts: the short-term VAT refund requested, amounting to approximately €868,000, which, as of June 30, 2025, has not yet been received and is reasonably expected to be received in the second half of the current year; and the VAT currently being accrued for 2025, which amounts to approximately €666,522.

During the six months ended June 30, 2024, the Company received a VAT refund of approximately €1.7 million, of which approximately €1.3 million related to short-term VAT and approximately €0.4 million related to VAT that was classified as long-term at December 31, 2023. The amount of VAT as of June 30, 2024, is related to the VAT accrued in the same period.

Tax credits on research and development represent a special tax relief offered to Italian companies operating in the research and development sector and can be used to offset most taxes payable. The Company has a total research and development tax credit available to be used of approximately €3.3 million as of June 30, 2025, which can be carried forward indefinitely and does not expire. However, given the start-up status of the Company, and the fact that it will not be profitable in the foreseeable future (which limits the utilization of the credit), the Company recognized a receivable balance that represents the Company’s best estimate of the amount of tax credit that can be used in offsetting taxes payable by the fourth quarter of 2026. This estimate is consistent with the Company’s most updated cash budget utilization projections approved by the Board in March 2025 and an internal revised cash forecast as of September 2025. According to the revised cash forecast, the Company’s available cash as of June 30, 2025, together with our investment in short-term marketable securities, is deemed more than sufficient to cover the operating activities through at least November 2026, without additional financing or other management plans.

During the six months ended June 30, 2025, and June 30, 2024, the Company utilized approximately €0.7 and €0.4 million, respectively, to offset certain social contributions and taxes payable.

The recorded benefit for the six months ended June 30, 2025, and June 30, 2024, was approximately €1.2 million and €0.1million, respectively, to offset research and development expenses. The amount of tax benefit to offset research and development expenses largely depends on the change in the overall valuation of the R&D tax credit. The reason for the increase in the tax benefit recorded in 2025 is that the valuation of the R&D tax credit as of June 30, 2024, was particularly conservative because the fundraising activities ongoing at that date had not yet materialized. Consequently, the going concern period based on the available financial resources was shorter.

The advance payments to suppliers mainly refer to an advance payment to a supplier whose activities are still ongoing based on a service agreement that provides for a discount on this advance payment on the last invoice that will be issued at the end of the works.

As of June 30, 2025, other current assets were primarily composed of tax credits amounting to approximately €0.2 million and they mainly relate to €180,000 of tax credit related to Italian Additional Corporate Tax (the “ACE tax”) which, based on the latest updates received from the Italian Revenue Agency, we still expect to recover in the short term and other minor tax and withholding tax credit.

The prepaids refer to accrual adjustments for services that have already been fully invoiced and paid, but whose economic usefulness is distributed over multiple periods beyond the current closing period. These costs mainly concern IT services, licenses, insurance, and manufacturing activities. The change in the prepaid balance is primarily influenced by the trend in manufacturing activities performed by the Company’s manufacturing vendor, AGC Biologics, and the amount of the premium for the directors’ and officers’ insurance policy. The change compared to the balance at the end of the previous period is primarily due to the increase in work-in-progress and prepaid manufacturing activities for AGC by approximately €460,000.